BILL OF SALE

(Amended)

THIS BILL OF SALE (“Bill of Sale”), is made effective as of the 16th day of March, 2018 by and between HEMISPHERX BIOPHARMA, INC., a Delaware corporation whose address is 860 North Orange Avenue, Suite B, Orlando, Florida 32801-5205 (the “Seller”) and 783 JERSEY AVENUE LLC, a New Jersey limited liability company, whose address is PO Box 230, Oceanport, New Jersey 07757 (the “Purchaser”).

WITNESSETH:

WHEREAS, by that certain Purchase and Sale Agreement (the “Sale Agreement”) dated as of January 8, 2018, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of March 8, 2018, by and between Seller and Purchaser, Seller agreed to sell to Purchaser certain real property, and the improvements located thereon as more particularly described in Exhibit A attached hereto and incorporated herein by this reference, together with all improvements located thereon (the “Real Property”); and

WHEREAS, by deed of even date herewith, Seller conveyed the Real Property to Purchaser; and

WHEREAS, in connection with the above described conveyance Seller desires to sell, transfer and convey to Purchaser certain items of tangible personal property as hereinafter described.

NOW, THEREFORE, in consideration of the receipt of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in hand by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller has GRANTED, CONVEYED, SOLD, TRANSFERRED, SET OVER and DELIVERED and by these presents does hereby GRANT, SELL, TRANSFER, SET OVER and DELIVER to Purchaser, its legal representatives, successors and assigns, all of its right, title and interest in and to all tangible personal property owned by Seller (excluding any computer software which either (a) is licensed to Seller, or (b) Seller deems proprietary), located on the Real Property and used in the ownership, operation and maintenance of the Real Property and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for the Real Property, internal analyses, marketing information, submissions relating to Seller’s obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller or Seller’s property manager which Seller deems proprietary) relating to the Real Property (herein collectively called the “Personal Property”), but specifically excluding the complete list of items of property as expressly set forth in Exhibit B attached hereto (the “Excluded Property”), to have and to hold, all and singular, the Personal Property unto Purchaser forever. The Personal Property is being conveyed hereunder free from all liens.

1

This Bill of Sale is made without any covenant, warranty or representation by, or recourse against, Seller, as more expressly set forth in the Sale Agreement and the documents executed in connection therewith. By acceptance of this Bill of Sale, Purchaser specifically acknowledges that, except for Seller’s representations and warranties set forth in Section 15.2 of the Sale Agreement, Purchaser is not relying on (and Seller, for itself and for its counsel, its sales agents, each partner, member, officer, director, employee, agent and attorney of Seller, its counsel, and its sales agents, and any other party related in any way to any of the foregoing (all of which parties are herein collectively called the “Seller Parties”), does hereby disclaim and renounce) any representations or warranties of any kind or nature whatsoever, whether oral or written, express, implied, statutory or otherwise, from Seller or any other Seller Parties, including, without limitation, any covenant, representation or warranty regarding or relating to (a) the operation of the Personal Property or uses or merchantability or fitness of any portion of the Personal Property for a particular purpose; or (b) the physical condition of the Personal Property or the condition or safety of the Personal Property or suitability of the Personal Property for a particular purpose. Seller hereby disclaims and, by its acceptance of this Bill of Sale Purchaser hereby waives and releases, any implied or statutory warranties or guaranties of fitness, merchantability or any other statutory or implied warranty or guaranty of any kind or nature regarding or relating to the Personal Property. Purchaser acknowledges and agrees that the provisions of this paragraph were a material factor in Seller’s agreement to convey the Personal Property to Purchaser and Seller would not have conveyed the Personal Property to Purchaser unless Seller and the other Seller Parties are expressly released and Purchaser waives the rights as set forth in this paragraph.

This Bill of Sale may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

[BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK – SIGNATURE PAGE TO FOLLOW]

2

IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale as of the date first set forth hereinabove.

HEMISPHERX BIOPHARMA, INC.,
a Delaware corporation

By:	/s/ Wayne Springate
Name:	Wayne Springate
Title:	Senior Vice President of Operations

ACCEPTED:

783 JERSEY AVENUE LLC,
a New Jersey limited liability company

By:	Kerron, LLC, a New Jersey limited liability company, an authorized manager

By:	/s/ Aaron T. Feiler
Name:	Aaron T. Feiler
Title:	Manager

3

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

ALL that certain land and premises situate in the City of New Brunswick City, County of Middlesex and the State of New Jersey, bounded and described as follows:

BEGINNING at a point on the Northerly sideline of Jules Lane, distant 315.09 feet Northerly from the intersection of said Northerly sideline of Jules Lane and the Westerly sideline of Jersey Avenue, if each are extended and running; thence

(1) North 48 degrees 23 minutes 58 seconds East, 280 feet to a point; thence

(2) South 41 degrees 36 minutes 2 seconds East, 271.85 feet to a point in the Westerly sideline of Jersey Avenue; thence

(3) Along said Westerly sideline of Jersey Avenue, South 39 degrees 37 minutes 20 seconds West, 254.16 feet to a point; thence

(4) Along a curve to the right having a radius of 25 feet, an arc distance of 43.10 feet to a point in the Northerly sideline of Jules Lane; thence

(5) Along the Northerly sideline of Jules Lane, North 41 degrees 36 minutes 2 seconds West, 285.93 feet to the point and place of BEGINNING.

BEING Lots 50 and 49 in Block 597 as shown on "Map of Industries, Inc., Section 1", said Map having been filed in the Middlesex County Clerk's Office on July 3, 1969 as Map No. 3279, File No. 956.

Note: For Informational Purposes Only: BEING Lot 1.01 Block 597.06 on a Tax Map of the City of New Brunswick City County of Middlesex.

BEING PART OF the same premises which Interferon Sciences, Inc., a Delaware corporation, by Deed dated 03/17/2004 and recorded 06/12/2004 in the Middlesex County Clerk's Office in Deed Book 5334, Page 465, granted and conveyed unto Hemispherx Biopharma, Inc., a Delaware corporation.

A-1

EXHIBIT B

EXCLUDED PROPERTY

ALFERON Manufacturing Facility Assets, Instrument and Utilities List

Item Name	HB#	Quantity
Room# 712
Tanks
T-201	3177	1
T-102	3180	1
T-401	3016	1
T-101	3013	1
T-502	2017	1
T-501	3017	1
T-303	3176	1
Permeate Waste Tank	N/A	1
Bioreactor Assembly	3167	1
T-301	3015	1
Pre Filter T-501A	3040	1
Depth Filter T-501B	3043	1
Total		12
Hoods
NuAire hood with SS Trough & Cover	3194	1
NuAire hood with SS Trough & Cover	3195	1
Sterigard hood	1535	1
Total		3
Pumps
Centrifugal pump near T-201	3014	1
Centrifugal pump (P-103) near T-102	3026	1
Watson Marlow Peristaltic Pump 520 UN/RE	3033	1
Watson Marlow Peristaltic Pump 520 UN/RE	3034	1
Watson Marlow Peristaltic Pump 520 UN/RE	3035	1
Watson Marlow Peristaltic Pump 520 UN/RE (P-502)	3036	1
Watson Marlow Peristaltic Pump 520 UN/RE	3038	1
Watson Marlow Peristaltic Pump 520 UN/RE	3039	1

B-1

Watson Marlow Peristaltic Pump 720 UN/RE (P-401)	3037	1
Watson Marlow Peristaltic Pump 720 UN/RE	3333	1
Process Flo Centrifugal Pump (P-306)	3196	1
Process Flo Centrifugal Pump (P-307)	3197	1
Process Flo Centrifugal Pump (P-606)	3198	1
Total		13
Carr viafuge 1	2362	1
Carr viafuge 2	3022	1
Weight Indicators
Hardy Instruments Weight Indicator	3015-WI	1
Hardy Instruments Weight Indicator	3180-WI	1
Hardy Instruments Weight Indicator	3016-WI	1
Hardy Instruments Weight Indicator	3180-WI	1
Hardy Instruments Weight Indicator	3013-WI	1
Hardy Instruments Weight Indicator	2017-WI	1
Hardy Instruments Weight Indicator	3177-WI	1
Moore Industries Level Sensor	3017-LI	1
Total		8
Temperature indicators
Precision Digital Temp indicator	3017-TI	1
Precision Digital Temp indicator	3015-TI	1
Precision Digital Temp indicator	2017-TI	1
Precision Digital Temp indicator	3013-TI	1
Precision Digital Temp indicator	3180-TI	1
Moore Industries Temp Indicator	3016-TI	1
Total		6
Endress+Hasser Air Indicator	3016-AI	1
Agitator Controllers
Penta Drive Agitator Controller for T-301	N/A	1
Penta Drive Agitator Controller for T-102	N/A	1
Penta Drive Agitator Controller for T-501	N/A	1
Vacon X Series Agitator Controlle for T-401	N/A	1
Vacon X Series Agitator Controlle for T-101	N/A	1
SPX Lightnin AG-201 for T-201	N/A	1
Total		6
Micro Motion transmitters
Near T-501	FQI-501	1
Near T-101	3013-FE/FQI-01	1
Near T-101	3013-FE/FQI-02	1
Total		3

B-2

OMEGA RD8300 SIP emperature Probes and Monitors	3371	3 Display
Purification 1 Room	1180	N/A
Instruments
Separagen Corp Quantasep System	3102	1
SevenEasy pH meter with Printer	2238	1
Oakton Conductivity Meter	3311	1
Ultrafilter/ Diafiltration System	3193	N/A
Total		3
Miscellaneous
Big Ladder Steel	N/A	1
Marble Table for Balance	N/A	1
Stainless Steel table Tops	N/A	2
Dell Computer with cart for Quantacep	N/A	1
Round seat Chairs for hoods	N/A	4
Total		9

Item Name	HB#	Quantity
Room# 711
VWR Symphony -70C Freezer	3254	1
Thermo Electron Forma Freezer -80 C	2295	1
Sorvall RC-3B Centrifuge	1642	1
Sorvall RC-3B Centrifuge	2032	1
NuAire hood	3323	1
NuAire hood	3324	1
The Baker Co. Hood	1139	1
CIP Pump with cart P-1002	N/A	1
CIP Pump with cart P-1003	N/A	1
25 Kg Calibrated Weight, ID# 31581	N/A	1
Stainless Steel Carts	N/A	4
Viafuge Assemblty Cart	N/A	1
Fan	N/A	1
Room# 704
Refrigerator	3236	1
Refrigerator	3310	1
UF/DF Membrane Holder	2236	1
UF/DF Membrane Holder	2235	1
Stainless Steel Table Tops	N/A	2
Chairs	N/A	4
Room# 705 B
Gowning Bench	N/A	1

B-3

Gowning Station Acraylic	N/A	1
Mirror	N/A	1
Tachy Mat	N/A	1
Room# 705 A
N/A
Room# 710
N/A
Room# 701/702
Mirror	N/A	1
Stainless Steel Gowning Bench	N/A	1
Stainless Steel Gowning Stations	N/A	3
Dycem Mats	N/A	3
Room# 703
Stainless Steel Autoclave cart	N/A	1
Room# 706
Mirror	N/A	1
Stainless Steel Gowning Station	N/A	1
Stainless Steel Gowning Bench	N/A	1
Dycem Mat	N/A	1
Room# 707
Hood	2254	1
Balance with printer	2250	1
Ph meter with Printer	3344	1
Thermo Scientific Refrigerator	3252	1
Pure 2 Room	1575	1
Separagen Corp. Quantasep	3109	1
Hood inside Pure 2	1761	1
Computer with cart for Quantasep	N/A	1
Stainless Steel table tops	N/A	2
Room# 708
N/A
Room# 307
Primus Autoclave	2351	1
Air Diffusion tester	3239	1
Stainless Steel Autoclave cart	N/A	1
Stainless Steel carts	N/A	9
Equipments moved from R&D labs	N/A	N/A
Room# 317
60 L Bioreactor	3253	1
Masterflex Peristaltic pump	N/A	1
Mixing Kettle with Agitator	1185	1

B-4

30L SS Kettle	N/A	2
50 L SS Kettle	N/A	1
Stainless Steel Carts	N/A	6
Cleaning Supply cabinet	N/A	1
Stainless Steel Sink table	N/A	1
Stainless Steel Table tops	N/A	2
Chairs	N/A	2

Item Name	HB#	Quantity
Room# 306
N/A
Room# 305
Stainless Steel Sink	N/A	1
Stainless Steel Cart	N/A	1

Utilities supplied in Alferon Facility
Item Name	HB#	Quantity	Location
HVAC (AC-201, AC-301, AC-701)	1729-201/301/701	3	Roof Top Building 1
Building Chiller	3381	1	Outside of Main building
WFI System	3186	1	Room# 700
Purified Water System	3093	1	Room# 700
Clean Steam Generator	3181	1	Room# 515 Main Building 2nd Floor
Clean Steam Generator	1638	1	Room# 515 Main Building 2nd Floor
Process Chiller	3047	1	Room# 515 Main Building 2nd Floor
Glycol Storage Tank for Process Chiller	T-801	1	Room# 515 Main Building 2nd Floor
Glycol Recirculation Pumps	3200, 3201	2	Room# 515 Main Building 2nd Floor
Glycol Supply Pumps to the Process Chiller	3202	1	Room# 515 Main Building 2nd Floor
Air Compressor	3216	1	Room# 335
Waste Water/ kill tank	3147	1	Room# 515 Main Building 2nd Floor
High Pressure Boiler	1702	1	Room# 515 Main Building 2nd Floor
Low Pressure Boiler	1703	1	Room# 515 Main Building 2nd Floor

B-5

Polymer Manufacturing Facility Assets, Instrument and Utilities List

Utilities supplied in Polymer Facility
Item Name	HB#	Quantity	Location
HVAC (AC-1, AC-2)	3000	2	Polymer facility Mezzanine Area
Building Chiller	3381	1	Outside of Main building
MOKON Unit for Polymerization Tank	2247-WTC1	1	Polymer facility Mezzanine Area
MOKON Unit for Precipitation tank	3439	1	Polymer facility Mezzanine Area
Purified Water System	3093	1	Room# 700
Clean Steam Generator	1638	1	Room# 515 Main Building 2nd Floor
Process Chiller	3047	1	Roof Top Building 1
Air Compressor	3216	1	Room# 335
Waste Water/ kill tank	3147	1	Room# 515 Main Building 2nd Floor
High Pressure Boiler	1702	1	Room# 515 Main Building 2nd Floor
Low Pressure Boiler	1703	1	Room# 515 Main Building 2nd Floor

ITEM NAME	HB#	Quantity
Polymer mezzanine Area
MOKON Unit	2247-WTC1	1
MOKON Unit	3439	1
AC1 Unit	3000	1
AC2 Unit	3000	1
Humidifier 1	N/A	1
Humidifier 2	N/A	1

Room# 701
Stainless Steel Sink	N/A	1
Dycem Mat	N/A	1
AHU	AC-2	N/A

Room# 702
Glove and Glass Dispensers	N/A	2
AHU	AC-2	N/A

ROOM# 403
Polymerization tank	2247	1
Polymerization tank Load cell	2247-LC	1
Hach pH and conductivity meter (Controller)	3156	1
pH Sensor	3156-ph-01	1

B-6

Conductivity Sensor	3156-CS-01	1
UV Standards	3231	1
UV Spectrophotometer	2267	1
pH meter with printer	2237	1
Weighing balance with printer	3347	1
2 Kg weight	3087	1
TB Wood’s drive	2247-AG	1
TB Wood’s drive	2248-AG	1
TB Wood’s drive	2249-AG	1
50 g weight	3081	1
Centrifuge	1643	1
Centrifuge	1640	1
Explosion Proof pump Controllers	N/A	3
Miscellaneous
SS Table	N/A	1
Marble Table	N/A	1
Chair	N/A	1
Utilities
Purified Water System POU# 6	3093	1
AHU	AC-2	N/A

ROOM# 404
Air Powered Pump	3058	1
Oakton Conductivity Meter	3370	1
Floor Scale	2252	1
Extraction tank	2248	1
Hach pH and conductivity meter (Controller)	3158	1
Sensor Conductivity	3158-CS-1	1
Waste Hold tank 250 Gallon	2000	1
Peristaltic Pump	3412	1
Watson marlow blue Pump	3164	1
52 L Kettle	N/A	1
Miscellaneous
SS Table with wheels	N/A	1
SS Sink	N/A	1
Chair	N/A	1
Utilities
Purified Water System POU# 5	3093	1
Compressed Air Port	1748/ 1790	1
Drain Line to Kill tank with Quick Connect	HB# 3147	1
AHU	AC-1	N/A

B-7

ITEM NAME	HB#	Quantity
ROOM# 405
Precipitation/ Diafiltration tank	2249	1
Load Cell	2249-LC	1
Hach pH and conductivity meter (Controller)	3157	1
Sensor Conductivity	3157-CS-001	1
Sensor pH	3157-PH-001	1
Explosion Proof Pump	3161	1
Explosion Proof Pump	3162	1
Poly I/C12U Hold tank	1609	1
Ampligen Tank	1610	1
Centrifugal Pump	2068	1
Floor Scale	2253	1
Air Powered Pump	3057	1
Miscellaneous
SS Table with wheels	N/A	1
SS Sink	N/A	1
Chair	N/A	1
Stir/ Hot Plate	N/A	2
Utilities
PW POU# 4	3093	1
Compressed Air Port	1748/ 1790	1
Drain Line to Kill tank with Quick Connect	HB# 3147	1
AHU	AC-1	N/A
Clean Steam POU# 5	1638	1

ROOM# 406
Laminar Flow Hood	3096	1
Lyophilizer	2226	1
Computer with Printer	N/A	1
Lyoguard Trays	N/A	21
UF/DF Holder	2273	1
Miscellaneous
SS Cart	N/A	1
SS Table	N/A	2
3 Step ladder	N/A	1
Utilities
Compressed Air Port	1748/ 1790	1
AHU	AC-2	N/A

B-8

ROOM# 407
Sterilizer	2230	1
Glassware washer	2324	1
Washer Cart	N/A	1
SS Autoclave Cart	N/A	1
Miscellaneous
SS Sink	N/A	1
SS Table	N/A	1
Chair 1	N/A	1
Utilities
PW POU# 2 and 3	3093	2
AHU	AC-2	N/A

ROOM# 408
AHU	AC-2	N/A

ROOM# 409
AHU	AC-2	N/A

ROOM# 410
Computer with Printer	N/A	1

Room# 411 (Foyer Area)
Thermo Electron LN2 Freezer	3317	1
Clean Steam POU# 1 for Sterilizer, HB# 2230	1638	1
Compressed Air for Sterilizer HB# 2230	1748/ 1790	1

Utilities supplied in Polymer Facility
Item Name	HB#	Quantity	Location
HVAC (AC-1, AC-2)	3000	2	Polymer facility Mezzanine Area
Building Chiller	3381	1	Outside of Main building
MOKON Unit for Polymerization Tank	2247-WTC1	1	Polymer facility Mezzanine Area
MOKON Unit for Precipitation tank	3439	1	Polymer facility Mezzanine Area
Purified Water System	3093	1	Room# 700
Clean Steam Generator	1638	1	Room# 515 Main Building 2nd Floor
Process Chiller	3047	1	Roof Top Building 1
Air Compressor	3216	1	Room# 335
Waste Water/ kill tank	3147	1	Room# 515 Main Building 2nd Floor
High Pressure Boiler	1702	1	Room# 515 Main Building 2nd Floor
Low Pressure Boiler	1703	1	Room# 515 Main Building 2nd Floor

B-9

General Facilities

RM# 129	Equipment Description
HB# 2222	Thermo Electron -70C Freezer
HB#2051	Forma Scientific -70C Freezer
HB# 2262	Thermo Electron -70C Freezer
HB#2294	Thermo Electron -70C Freezer
HB#2261	Thermo Electron -70C Freezer
HB#2223	Thermo Electron -70C Freezer
HB# 2245	Leer -20C Walk In Freezer
HB#3256	VWR Symphony -70C Freezer
HB# 3346	Whirlpool -20C Freezer
HB# 3255	VWR Symphony -70C Freezer
HB# 2334	Dometic -70C Freezer
HB# 3341	Thermo Scientific -70C Freezer
HB# 3005	Darwin Stability Refrigerator
HB# 3340	Thermo Scientific -70C Freezer
HB# 2265	Thermo Electron -70C Freezer
HB# 1995	Magic Chef -20C Freezer
HB# 2333	Dometic -70C Freezer
HB# 2244	Leer -20C Walk In Freezer
HB# 3006	VWR Humidity Stability Chamber
HB#2335	Dometic -70C Freezer

RM #330	Equipment Description
HB# 1958	Forma Scientific Dry Incubator
HB# 3148	Thermo Scientific Dry Incubator
HB# 3149	Thermo Scientific Dry Incubator
HB# 1666	SterilGARD Biological Safety Cabinet
HB# 1789	SterilGARD Biological Safety Cabinet

B-10

HB# 1278	Quebec Colony Counter
HB# 1997	Met One Particle Counter
HB# 1779	RCS Air Sampler
HB# 1260	Leitz Microscope

RM#325	Equipment Description
HB# 2221	Thermo Electron -70C Freezer
HB# 1883	Gibson -20C Freezer
HB# 2214 (Top & Bottom)	Forma Scientific Water Jacketed CO2 Incubator
HB# 3151/ HB#3150	Thermo Scientific Water Jacketed CO2 Incubator
HB# 2231	Mettler Toledo pH meter
HB#3207	Thermo Scientific UV Spectrophotometer
HB# 3363	Fisher Scientific Dry Incubator
HB#2186	Mettler PM 200 Balance

RM 323	Equipment Description
HB# 2343	SterilGARD Biological Safety Cabinet
HB# 2344	SterilGARD Biological Safety Cabinet
HB# 2282	VWR Waterbath
HB#3174	VWR Waterbath
HB#1204	Wild M40 Microscope
N/A	DELL Computer for CPE Calculations
HB# 3283	TRUE Refrigerator
HB# 3296	TRUE Refrigerator
HB# 3168	Fisher Depyrogenation Oven
HB# 3362	Kenmore Freezer

RM 327	Equipment Description
HB# 1131	Forma Quick Glassware Dryer

B-11

HB# 2306	Primus Sterilizer
HB# 2300	Miele Professional Laboratory Equipment Washer

RM# 322	Equipment Description
HB# 2330	Tecan Plate Reader
HB# 1101	Mettler Toledo Balance
Computer #55	DELL Computer for Tecan Plate Reader
HB# 1228	Bellco Glass Biological Safety Cabinet
HB# 3325	Nuaire Biological Safety Cabinet
HB# 1289	Bausch & Lomb Microscope
HB# 1127	Beckman Centrifuge
HB# 1631	Titertek Plate Reader
HB# 3001	Chromate Plate Reader
HB# 3404	Plate Gyratory Shaker
Computer # 54	DELL Computer for CPE Calculation

RM#324	Equipment Description
HB# 3054	VWR Waterbath
HB# 1269	Diavert Microscope
HB# 1205	BioGARD Biological Safety Cabinet
HB# 3262/ 3263	Forma Scientific Water Jacketed CO2 Incubator
HB# 3291	SANYO Water Jacketed CO2 Incubator
HB#1255	Bransonic Sonicator

RM#310 (SSI)	Equipment Description
HB# 2353	Millipore Filter Integrity Tester
HB# 2354	Guava Cell counter
HB# 2251	Mettler Toledo Balance
HB# 3154	Fisher Scientific IsoTemp Water Bath

B-12

HB# 2345	SterilGARD Biological Safety Cabinet
HB# 1646	Sorvall Centrifuge
HB# 1677	Waterbath

RM #226	Equipment Description
HB# 3349	Sievers M-9 TOC Analyzer
Computer #53	DELL Computer for TOC Analyzer
HB# 3232	Mettler Toledo Conductivity Meter
HB#3332	Mettler Toledo Conductivity Meter
HB# 2104	Fisher Scientific Oven
HB# 3098	Desiccator
HB# 2347	Glas-Col Heating Mantle
HB# 2346	Maflar Furnace
HB# 1498	Sartorius Balance
HB# 1502	UV-160 Shimadzu UV Spectrophotometer
HB# 1776	Perkin Elmer 1420 Infrared Spectrophotometer
HB# 1589	Fume Hood

RM# 225	Equipment Description
HB#2359	Agilent HPLC
HB# 1824	RCA Refrigerator
HB# 2172	Agilent HPLC
HB# 3008	Agilent GC
HB# 3372	Advance Osmometer
Computer #47	DELL Computer for HPLC & GC
HB#1888	Savant Speed Vac

RM#218	Equipment Description
HB# 2212	Bally Walk In Refrigerator

B-13

HB# 1919	Frigidaire -20C Freezer
HB#3369	Eppendorf Centrifuge
HB# 2215	Edge Gard Hood
HB# 2216	Edge Gard Hood
HB# 2274	Denver Conductivity Meter
HB# 1518	Shimadzu Densitometer
HB# 2283	Brookfield Viscometer
HB# 2291	JASCO CD Spectrophotometer
HB# 2289	Mettler Toledo pH meter
HB# 3146	VWR Viscometer (waterbath)
HB# 2340	Malvern GPC
HB# 2227	Precision Waterbath
HB# 2275	Beckman HPLC
HB# 2242	Beckman HPLC
HB# 2318	Beckman Microfuge 12
Computer # 48	DELL Computer for JASCO CD
Computer # 49	IBM Computer for Beckman HPLCs
Computer # 50	DELL Computer for GPC

RM#221	Equipment Description
HB# 3299	Labconco Freezer dry System
HB# 3417	UVP UVGL-58 Paper Chromatography
HB# 3448	Fotodyne Gel Imaging System
HB#2277	Beckman Ultracentrifuge
HB# 2246	Beckman Ultracentrifuge
HB# 2188	Mettler Toledo Balance
HB# 2187	Mettler Toledo Balance
HB# 1588	Labconco Hood
HB# 3152	Mettler Toledo Karl Fisher

B-14

HB# 2349	UVP Gel Imaging System
Computer #33	ACER Computer for UVP
Computer #44	IBM Computer for Beckman
Computer #44	IBM Computer for Beckman

RM# 222	Equipment Description
HB# 1799	Fisher Scientific Incubator
HB# 3046	Thermo Scientific Nanodrop
HB# 2219	Sartorius Balance
HB# 3274	Sorvall Centrifuge
HB# 3002	Horiba Spectrofluorometer
HB# 1894	GE Refrigerator/Freezer
HB# 3430	Centromix Microcentrifuge
HB# 3438	Pharmacia Electrophoresis Power Supply
HB# 3185	Invitrogen Electrophoresis Power Supply
HB# 1507	Thermolyne Heating Block
HB# 1800	Thermolyne Heating Block
HB# 3067	Fisher Scientific Heating Block
HB# 1908	Bio Rad Electrophoresis Power Supply
HB# 3432	Bio Rad Electrophoresis Power Supply
HB# 2289	Benchmark Shaker
HB# 3433	Labline Plate Rotator
Computer #46	Dell computer for Horiba Spectrofluorometer

RM #130	Equipment Description
HB# 2174	Ludlum Geiger Counter
HB# 3350	Ludlum Geiger Counter
HB# 1593	Fume Hood

B-15

RM#131	Equipment Description
HB# 2005	Sorvall Centrifuge
N/A	Controlled Environment Incubator Shaker
HB# 3300	GE Freezer
HB# 1891	Admiral Double door Refrigerator

Polymer Manufacturing	Equipment Description
HB# 3317	Thermo Scientific Liquid Nitrogen Tank

B-16

Administrative Offices (Inventory List)

●	Front Office Conf. Rm Chairs-7, Desk-1, Phone-1, Chalkboard-1 Table-1
●	Front Rec Area Chairs-3, Desk-1, Phone-1 , File Cabinets-2, Scanner-1/(Fujitsu), Monitor-1, Laptop-1/(#LT-02), Shredder-1/(Fellowes), Glass Table-1
●	Open Area Chairs-3, Desk-1 (with 2 corner extensions), Printer-1/(Sharp MX-624ON), Shredmaster-1/(6550X), File Cabinets-5, Bulletin Boards-2, Monitors-3, Computers-3 (#76, # 12, no #)
●	Open Area/Back) File Cabinet-1, Mail slots/For employees/(Large)
●	Rm 107 Chairs-2, Desks-2, Monitors-3, Computer-1 (#15), Laptops-2 (#lt-07), (Laptop #36), File Cabinets-2
●	Rm-104 Chairs-2, Desks-2, Monitors-2, Computer-1(#16), Laptop-1(#93), Phones-2, File Cabinets-2, DVD Player/(Samsung), Laminating Machine-1 (Royal Sovereign)
●	Rm-108 File Cabinets-7
●	Rm-114 File Cabinets-28
●	Rm-115 File Cabinets-15
●	Rm-117 Chairs-2, Desks-3, Monitor-1, Laptop-1/(#79), Phone-1, File Cabinets-2
●	Rm-118 Chairs-2, Desks-2, Computer-1(#35), File Cabinet-1, Phone-1, Bulletin Board-1
●	Rm-119 Chairs-2, Desk-1(with 2 corner extensions), File Cabinets-2, Monitor-1, Laptops-3/Computer #73, (no #’s for the other 2, Phone-1
●	Rm-120 Chairs-2, Desk-1 (with 2 corner extensions), Monitor-1, Laptop-1/(computer# 69), File Cabinet-1 Phone-1
●	Rm-121 Chairs-2, Desk-1 (with 2 corner extensions), Phone-1, File Cabinets-2, Monitor-1, Computer-1 (#14) Printer-1 (MFC-8480DN)
●	Rm-122 Chairs-2, Desk-1(with -2 corner extensions), Phone-1, Printer-1, Monitor-1 Laptop(no #)
●	Rm-205 Chairs-2, Desk-1(with 2 corner extensions) Phone-1, File Cabinets-3, Monitor-1, Printer-1
●	Rm-206 Chairs-2, Desk-1 (with 2 corner extensions) Phone-1 File Cabinets-2, Monitor-1, Laptop-1, Printer-1, Bulletin Boards-2 , Small cart-1
●	Rm-207 Chairs-2, Desk-1 (with 2 corner extensions) Phone-1 File Cabinets-3, Monitor-1, Laptop-1,(Computer #78)
●	Rm-208 Chairs-5, Desk-1, Table-1, Phone-1, File Cabinets-1, Monitor-1, Laptop-1,(no #), Printer-1
●	Rm-209 Chairs-3, Desk-1, File Cabinets-3, Cart-1, Phone-1, Monitor-1, Laptop-1(Computer #29), Bulletin Board-1
●	Rm-214 Chairs-7, Desks-2, Table-1, Phone-1
●	Upstairs Conf Area/Open Chairs-8, Table-1, File Cabinets-8, Phone-2/(wall mounted), Lockers-18
●	Upstairs Conf Rm-502 Chairs-17, Table-3/(1 Large/2 Small), Sofa-1, File Cabinets-3, Polycom-1, Printer-1/(Brother MFC-9460CDN), Flatscreen TV,(Panasonic)-1, Presentation Board-1, Large Chalkboard-1, Bullentin Board-1, Extra Cabinets-2/wood
●	Rm-503 Chairs-6, Table-1, Sharp TV-1, Large Cart-1, Presentation Board/Chalkboard-1, Bulletin Board-1
●	Boiler Area Chair-1, Desk-1, File Cabinet-1, Phone-1, Monitor-1, Laptop-1(no #),
●	Rm-604 Chairs-3, Desks-3, Monitors-4, Phone-1, File Cabinets-2, Laptops-2/(no #’s), Computer-1(#13), Bulletin Board-1
●	Rm-605 Chairs-3, Desks-2, Phone-2, FileCabinet-1,Computer-1(no #), Laptop-1(no #)
●	Rm-606 Printer-2/(Hp Officejet 7310,), (Ricoh SPC410DN)/ Monitors-4, Phone-1, Laptops-2/(#40/no # for other laptop), Computer-8 (#42, #11, #61,#22, #37, #25, #31,/no # )
●	Rm-607 Desk-1, Phone-1, Bulletin Boards-3, Printer-1/(Hewlett Packard Design Jet 750C Plus Plotter
●	Rm 608 Desk-1, Phone-1, Chairs-3, Bulletin Boards-2, mail slots-2/small
●	Rm-609 Desks-2, Chairs-2, File Cabinets-3, Laptops-3(computer # 21/no # for the other 2), Computer-10 (#33, #60, #26, #30, #22, #10, #9, #28, #8, #27), Servers-6
●	Rm-610 Chairs-3, Desks-2, Phone-1, File Cabinets-4,Monitors-2, Bulletin boards-2, Laptop-1(no #)
●	Rm-611 Chairs-10, Desk-1, Bulletin boards-2, Phone-1 File cabinets-2, Laptops-3/(computer# 26/no #’s for the other 2)
●	Rm -612 Chairs-4, Desk-1, Phone-1, File Cabinets-4, Bulletin board-1
●	Rm-613 Chairs-2, Desk-1, File cabinets-6, Phones-2, Printer-1(Hp), Laminating Machine/Epson 4490 Photo Perfection, Monitors-11, Computer-12 (#17, #7, #77, #75,#2, #19, #3., #4/the other 4 no #’s)

B-17